Ohio National Variable Account D
The Ohio National Life Insurance Company

Retirement Advantage

Supplement dated September 2, 2008 to the Prospectus dated April 30, 2008
Effective September 10, 2008, the following Funds are no longer available for new contracts:
Janus Adviser Series (Class S shares)
Janus Adviser Large Cap Growth Fund
Janus Adviser Worldwide Fund
Janus Adviser Balanced Fund
Janus Adviser International Growth Fund